UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2005
POLYMEDICA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-19842	04-3033368

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation	File Number)	Identification No.)

11 State Street, Woburn, Massachusetts	01801

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 933-2020
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1 2000 STOCK INCENTIVE PLAN, AS AMENDED
EX-99.1 PRESS RELEASE DATED SEPTEMBER 26, 2005
EX-99.2 PRESS RELEASE DATED SEPTEMBER 29, 2005

Item 1.01. Entry Into Material Definitive Agreement.
     On September 23, 2005, at the Registrant’s annual meeting of stockholders, the Registrant’s stockholders approved an amended version of the Registrant’s 2000 Stock Incentive Plan. The amendment to the 2000 Stock Incentive Plan increased the number of shares available under the plan from 6,400,000 to 7,900,000 and limiting the number of shares of Common Stock that may be issued as restricted stock awards to 1,287,613.
     The above description of the amendment of this plan is qualified in its entirety by the full text of the plan attached hereto as Exhibit 10.1.
     Effective September 23, 2005, the Registrant’s Board of Directors granted 2,802 shares of restricted stock to each of Frank W. LoGerfo, M.D., Marcia J. Hooper, Edward A. Burkhardt, Thomas O. Pyle, Samuel L. Shanaman, Alan D. Solomont, Daniel S. Bernstein, M.D., Walter R. Maupay, Jr. and William C. Van Faasen as compensation for their service as members of the Board of Directors for the year. Each of the aforementioned restricted stock grants will vest in accordance with a vesting schedule whereby 100% of the restricted shares vest after one year.
Item 8.01. Other Events.
     On September 23, 2005, at the Registrant’s annual meeting of stockholders, the Registrant’s stockholders elected Alan D. Solomont to the Registrant’s Board of Directors. A copy of the press release relative to Mr. Solomont’s election is attached hereto as Exhibit 99.1.
     On September 23, 2005, at the Registrant’s annual meeting of the Board of Directors, Samuel L. Shanaman resigned as Chairman of the Board of Directors and Thomas O. Pyle was elected to succeed Mr. Shanaman as the Chairman of the Board of Directors. Mr. Shanaman will continue to serve as a member of the Board of Directors. A copy of the press release relative to Mr. Pyle’s election is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
          See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDICA CORPORATION
Date: September 29, 2005	By:	/s/ Devin J. Anderson
Devin J. Anderson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	2000 Stock Incentive Plan, as amended.

99.1	Press Release dated September 26, 2005.

99.2	Press Release dated September 29, 2005.